SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 11, 1999




                          THE NETWORK CONNECTION, INC..
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             (Exact name of registrant as specified in its charter)


                                     GEORGIA
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                 (State or other jurisdiction of incorporation)


        1-13760                                        58-1712432
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(Commission File Number)                    (IRS Employer Identification Number)



         4041 NORTH CENTRAL AVENUE, SUITE B-200, PHOENIX, ARIZONA 85012
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         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (602) 200-8900




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          (Former name or former address, if changed since last report)

ITEM 8. FISCAL YEAR

         On June 11, 1999, the Board of Directors of the Company approved a change of the Company's fiscal year end from December 31 to June 30. The Company will file a report on Form 10-KSB covering the transition period.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    THE NETWORK CONNECTION, INC.
                                            Registrant



                                    By: /s/ Morris C. Aaron
                                        ----------------------------------------
                                        Morris C. Aaron, Chief Financial Officer
Date: June 22, 1999